EXHIBIT 10.17

"RCT" means the material omitted has been filed with the Securities & Exchange Commission with an application requesting confidential treatment.




April 9, 1997



Mr. Elliot Gerson
Senior Vice President
Assistant Chief Legal Counsel
Rite Aid Corporation
P. O. Box 3165
Harrisburg, PA 17105

Dear Mr. Gerson:

Reference is made to the License Agreement, dated as of April 14, 1992 (the "License Agreement"), between Payless Drug Stores Northwest, Inc. now Thrifty Payless, Inc. ("Payless") and Corral Coin, Inc., a Nevada corporation ("Corral"), a subsidiary of Jackpot Enterprises, Inc. ("Jackpot"). This is to confirm that following our discussions with you over the past several months, Payless and Corral have agreed that the License Agreement is hereby amended to reflect the term sheet attached hereto as Exhibit A. If you are in agreement with the foregoing, please execute a copy of this letter and return it to me.


                               AGREED AND ACCEPTED:


JACKPOT ENTERPRISES, INC.      RITE AID CORPORATION

By: /s/ Don R. Kornstein       By: /s/ Elliot Gerson
________________________       ________________________
Don R. Kornstein               Elliot Gerson Sr. Vice President


CORRAL COIN, INC.              THRIFTY PAYLESS, INC.

By: /s/ George Congdon         By: /s/ Elliot Gerson
___________________________    ________________________
George Congdon                 Elliot Gerson Sr. Vice President

                                  EXHIBIT A

  TERM SHEET BETWEEN JACKPOT ENTERPRISES, INC. AND RITE AID CORPORATION

Term:   RCT                  Commencing July 1, 1997
Rent:
        Existing Stores:     See schedule below
        New Stores:          RCT
                             RCT
                             RCT
                             RCT


                                              Existing Stores
                                     ___________________________________

                                        Rent         Rent        Rent

                                         RCT         RCT         RCT
          Current        Total       ___________ ___________ ___________

# Stores Rent/Month   Monthly Rent   Store Total Store Total Store Total
________ __________   ____________   _____ _____ _____ _____ _____ _____
[S]      [C]          [C]            [C]   [C]   [C]   [C]   [C]   [C]

    5        RCT           RCT        RCT   RCT   RCT   RCT   RCT   RCT
    1        RCT           RCT        RCT   RCT   RCT   RCT   RCT   RCT
    3        RCT           RCT        RCT   RCT   RCT   RCT   RCT   RCT
    1        RCT           RCT        RCT   RCT   RCT   RCT   RCT   RCT
    1        RCT           RCT        RCT   RCT   RCT   RCT   RCT   RCT
    1        RCT           RCT        RCT   RCT   RCT   RCT   RCT   RCT
   __
   12                      RCT              RCT         RCT         RCT

April 24, 1997



Mr. Elliot Gerson
Senior Vice President
Assistant Chief Legal Counsel
Rite Aid Corporation
P. O. Box 3165
Harrisburg, PA 17105

Dear Mr. Gerson:

Reference is made to the License Agreement, dated as of June 19, 1990 (the "License Agreement"), between Payless Drug Stores, Inc. now Thrifty Payless, Inc. ("Payless") and Cardivan Company, a Nevada corporation ("Cardivan"), a subsidiary of Jackpot Enterprises, Inc. ("Jackpot"), and the Letter Agreement dated as of April 9, 1997 (the "Letter Agreement") between Payless and Corral Coin, Inc., a Nevada corporation and Jackpot. This is to confirm that following our discussions with you over the past several months, Payless and Cardivan have agreed that the License Agreement is hereby amended to reflect the term sheet attached hereto as Exhibit A, and that Rite Aid store #6121 (1327 Highway 395 South, Gardnerville, Nevada) is deleted from and not covered by the Letter Agreement. If you are in agreement with the foregoing, please execute a copy of this letter and return it to me.


                               AGREED AND ACCEPTED:


JACKPOT ENTERPRISES, INC.      RITE AID CORPORATION

By: /s/ Don R. Kornstein       By: /s/ Elliot Gerson
________________________       ________________________
Don R. Kornstein               Elliot Gerson Sr. Vice President


CARDIVAN COMPANY               THRIFTY PAYLESS, INC.

By: /s/ George Congdon         By: /s/ Elliot Gerson
___________________________    ________________________
George Congdon                 Elliot Gerson Sr. Vice President

                                  EXHIBIT A

   TERM SHEET BETWEEN JACKPOT ENTERPRISES, INC. AND RITE AID CORPORATION

Company: Cardivan Company
Term:    RCT commencing July 1, 1997



Store No.
________________                             Current   Rent    Rent  Rent
Rite Aid Payless       Address             Rent/Month  RCT     RCT   RCT
________ _______ _________________________ __________  ____    ____  ____
  6121   (None)  1327 S. Highway 395,          RCT      RCT    RCT   RCT
                 Gardnerville